UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2007 (May 30, 2007)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive offices, including zip code)

(201) 307-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement

On May 30, 2007, Hertz Canada Limited, an indirect subsidiary of Hertz Global Holdings, Inc. (“Hertz Holdings”), and certain subsidiaries of Hertz Canada Limited, entered into a Note Purchase Agreement with CARE Trust, a special purpose commercial paper conduit administered by Bank of Montreal, and certain related agreements and transactions, in order to establish an asset-backed borrowing facility to provide financing for the Canadian rental car fleet.   The new facility was used to refinance the Canadian portion of the existing international fleet debt facility.  The maximum amount which may be borrowed under the new facility is CAN$400,000,000.  The new facility has a term of five years.

Pursuant to the Note Purchase Agreement, on May 30, 2007, HC Limited Partnership, an Ontario limited partnership which is wholly-owned by Hertz Canada Limited and certain of its subsidiaries, issued a variable funding note in the original amount of CAN$175,868,620.49 to BNY Trust Company, as trustee of CARE Trust.  HC Limited Partnership transferred the note proceeds to Hertz Canada Vehicles Partnership, a Delaware partnership which is wholly-owned by Hertz Canada Limited, HC Limited Partnership and another wholly-owned subsidiary of Hertz Canada Limited.  Hertz Canada Vehicles Partnership used the proceeds to purchase the Canadian rental car fleet and certain related assets from Hertz Canada Limited pursuant to an Assignment Agreement, dated May 30, 2007, between Hertz Canada Limited and Hertz Canada Vehicles Partnership. Hertz Canada Limited used the proceeds of the sale and additional cash on hand to discharge its obligations under the existing international fleet debt facility and resigned as a borrower under that facility.  Hertz Canada Limited will continue to operate the fleet as agent for Hertz Canada Vehicles Partnership under a Servicing Agreement, also dated May 30, 2007, among Hertz Canada Limited, Hertz Canada Vehicles Partnership and CARE Trust.  The obligations of Hertz Canada Limited under the Note Purchase Agreement, the Assignment Agreement, the Servicing Agreement and certain other agreements entered into in connection with the new facility are guaranteed by Hertz Holdings’ main operating subsidiary, The Hertz Corporation. The guarantee does not extend to the variable funding note.

ITEM 7.01 Regulation FD Disclosure

On June 1, 2007, Hertz Holdings announced the third initiative to further improve its competitiveness through targeted reductions implemented during the second quarter of 2007 affecting approximately 480 positions in its U.S. car and equipment rental operations, as well as financial and reservations-related jobs in its U.S. service center in Oklahoma City.  The job reductions are expected to result in approximately $24 million of annualized savings. Hertz Holdings anticipates incurring an $8 million to $10 million charge for one-time severance costs and ongoing restructuring activities that will be taken during the second quarter of 2007.

During the first quarter of 2007, Hertz Holdings announced initiatives affecting approximately 1550 positions, primarily in the U.S., Canada, Puerto Rico, Brazil, Australia and New Zealand.  These earlier initiatives are expected to result in annualized savings of approximately $140 million, and resulted in a $32.6 million restructuring charge taken during the first quarter of 2007.  By the end of the fourth quarter of 2007, Hertz Holdings expects to implement cost initiatives in its European operations that are expected to result in additional annualized savings of approximately $50 million.  Hertz Holdings plans to announce, as plans are finalized, other efficiency initiatives during 2007.

CAUTIONARY NOTE CONCERNING FORWARD LOOKING STATEMENTS

Certain statements contained in this report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on these statements. Forward-looking statements include information concerning Hertz Holdings’ anticipated implementation of productivity and efficiency initiatives, including targeted job reductions, and the anticipated savings and restructuring charges expected to be realized or incurred in connection therewith.  These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. These statements are based on certain assumptions that Hertz Holdings has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that Hertz Holdings believes are appropriate in these circumstances. As you read this report, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions. Many factors could affect Hertz Holdings’ actual results and its ability to implement its cost savings and efficiency initiatives successfully, and could cause Hertz Holdings’ actual results to differ materially from those expressed in the forward-looking statements. Some important factors include: Hertz Holdings’ operations; economic performance; financial condition; management forecasts; efficiencies, cost savings and opportunities to increase productivity and profitability; income and margins; liquidity; anticipated growth; economies of scale; the economy; future economic performance; Hertz Holdings’ ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); future acquisitions and dispositions; litigation; potential and contingent liabilities; management’s plans; taxes; and refinancing of existing debt. In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this report might not prove to be accurate and you should not place undue reliance upon them. All forward-looking statements attributable to Hertz Holdings or persons acting on Hertz Holdings’ behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Hertz Holdings undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Hertz Holdings cautions you therefore that you should not rely unduly on these forward-looking statements. You should understand the risks and uncertainties discussed in “Risk Factors” and elsewhere in Hertz Holdings’ Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the United States Securities and Exchange Commission, or the “SEC,” could affect Hertz Holdings’ future results and the outcome of its implementation of its cost savings and efficiency initiatives, and could cause those results or other outcomes to differ materially from those expressed or implied in Hertz Holdings’ forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press Release of Hertz Holdings dated June 1, 2007.

Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

By:	/s/ Richard J. Foti
Name:	Richard J. Foti
Title:	Staff Vice President and Controller

Date:  June 5, 2007